SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report June 30, 2004
(Date of Earliest Event Reported: April 12, 2004)

CAMELOT ENTERTAINMENT GROUP, INC.
(EXACT NAME OF SMALL BUSINESS REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(State or other jurisdiction of Incorporation)

000-30785                 52-2195605
(Commission File Number)     (I.R.S. Employer Identification No.)

7812 (SERVICES-MOTION PICTURE & VIDEO TAPE PRODUCTION)
Standard Industrial Classification

100 East San Marcos Boulevard, Suite 400
San Marcos, California 92069
(Address of principal executive offices)

(760) 759-2320
Registrant's telephone number, including area code

Item 1. Changes in Control of Registrant

Not Applicable.

Item 2. Acquisition or Deposition of Assets

Not Applicable.

Item 3. Bankruptcy or Receivership.

Not Applicable.

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Item 4. Changes in Registrant’s Certifying Accountant.

Not Applicable.

Item 5. Other Events.

On April 12, 2004, we announced our intention to change the name of the Company from Dstage.com, Inc. to Camelot Entertainment Group, Inc., pending shareholder approval. Concurrent with the name change, we plan to adopt a new business model for the Company. We intend to engage in the development, production, marketing and distribution of original motion pictures. We plan to continue our current operations in a new, wholly owned subsidiary which is expected to keep the Dstage.com name.

During April and May 2004, we received shareholder approval to change the name of the corporation; to increase the authorized shares to 150,000,000 common and 50,000,000 preferred; and to approve adoption of our 2004 Stock Option Plan, which provides for the grant of stock options to purchase up to 50,000,000 shares of common stock to officers, directors, employees and consultants.

On May 12, 2004, having received shareholder approval, we issued a press release confirming that we had filed a Certificate of Amendment of Certification of Incorporation in the State of Delaware changing the name of the corporation to Camelot Entertainment Group, Inc.

On June 29, 2004, we announced that the annual meeting of shareholders would take place on August 25, 2004 at the Hyatt Regency Hotel in Incline Village, Nevada beginning at 10 a.m.

Item 6. Resignations of Directors

Not Applicable.

Item 7. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Exhibits.

Exhibit 18.1 – Certificate of Amendment of Certification of Incorporation.

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EXHIBIT 18.1

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STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

KNOW ALL MEN BY THESE PRESENTS:

Dstage.com, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, the undersigned, Secretary of Dstage.com, Inc.,

DOES HEREBY CERTIFY:

FIRST: That a meeting of the Board of Directors of Dstage.com, Inc. resolutions were duly adopted setting forth proposed amendments of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “First” so that, as amended, said Article shall be and read as follows:

The name of the corporation is Camelot Entertainment Group, Inc.

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof number “Fourth” so that, as amended, said Article shall be and read as follows:

The corporation shall be authorized to issue Two Hundred Million (200,000,000) shares of Stock, as follows: One Hundred Fifty Million (150,000,000) shares of Common Stock having a $.001 par value, and Fifty Million (50,000,000) shares of Preferred Stock having a $.001 par value. The Common Stock and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common stock and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution authorizing the issuance of shares. Stockholders shall not have pre-emptive rights or be entitled to cumulative voting in connection with the shares of the Corporation's common or preferred stock.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendments.

THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Secretary has caused this certificate to be signed.

ALBERT GOLUSIN, an Authorized Officer, this fifteenth day of April, 2004.

BY: /s/ Albert Golusin
Authorized Officer

TITLE:   Secretary

NAME:       Albert Golusin

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Exhibit 99. Press Releases

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Exhibit 99.1

FOR IMMEDIATE RELEASE

Dstage Plans Name and Business Model Change

Camelot Entertainment Group would become name as part of plan to be engaged in the development, production, marketing and distribution of motion pictures

SAN MARCOS, CA., April 12, 2004 — Dstage.com, Inc. (OTCBB: DSTG) announced today that it plans to seek shareholder approval to change its name pending the Board of Directors decision to change the company’s business model. Under the proposed plan, Dstage.com would become Camelot Entertainment Group, Inc. and the company would be engaged in the development, production, marketing and distribution of motion pictures. Details of the plan will be revealed in the company’s annual report, which should be filed with the Securities and Exchange Commission (“SEC”) no later than Wednesday, April 14, 2004.

For additional information please contact:

Company contact:
Susan Sanchez
760-510-5930
susan@camelotfilms.com

About Dstage: Dstage.com, Inc. was formed in October of 1999 to pursue a new approach to venture formation and development. The Dstage model attempts to substantially reduce burdensome cash requirements from the earliest stages of venture creation and replace it with proven knowledge, expertise, technology and other forms of "securitized" intellectual capital. For general information about Dstage and Camelot Entertainment Group, please visit the Company's web site at www.camelotfilms.com.

NOTES ABOUT FORWARD-LOOKING STATEMENTS

Except for any historical information contained herein, the matters discussed in this press release contain forward-looking statements that involve risks and uncertainties, including those described in the Company's Securities and Exchange Commission Reports and Filings.

Certain Statements contained in this release that are not historical facts constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbors created by that Act. Reliance should not be placed on forward looking statements because they involve unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward looking statements may be identified by words such as estimates, anticipates, projects, plans, expects, intends, believes, should and similar expressions and by the context in which they are used. Such statements are based upon current expectations of the Company and speak only as of the date made. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which they are made.

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Exhibit 99.2

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FOR IMMEDIATE RELEASE

Dstage Becomes Camelot Entertainment Group, Inc.;

CMEG new trading symbol as company embraces new business model in the development, production, marketing and distribution of motion pictures

SAN MARCOS, CA., May 12, 2004 — Camelot Entertainment Group, Inc. (OTCBB: CMEG) announced today that it has begun trading under its new symbol – “CMEG” – on the OTCBB. The company recently changed its name from Dstage.com, Inc., which previously traded under the symbol “DSTG” (OTCBB: DSTG). The trading symbol and name change are part of a new business model for the company, details of which were revealed in the company’s annual report filed with the Securities and Exchange Commission (“SEC”) on Wednesday, April 14, 2004.

For additional information please contact:

Susan Sanchez
760-510-5930
susan@camelotfilms.com

About Camelot Entertainment Group, Inc.: By combining the efficiencies realized by studios of the early 1900’s with the artistic focus and diversity of today's independent productions, Camelot Entertainment Group, Inc. (OTCBB: CMEG) plans to develop, produce, market and distribute original motion pictures; consistently producing films with the look, feel and artistic content of feature films for a fraction of the cost. Using this approach, the Company believes the risk-reward relationship facing the typical film project can be dramatically shifted. For general information about Camelot Entertainment Group, Inc., please visit the Company's web site at www.camelotfilms.com.

NOTES ABOUT FORWARD-LOOKING STATEMENTS

Except for any historical information contained herein, the matters discussed in this press release contain forward-looking statements that involve risks and uncertainties, including those described in the Company's Securities and Exchange Commission Reports and Filings.

Certain Statements contained in this release that are not historical facts constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbors created by that Act. Reliance should not be placed on forward looking statements because they involve unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward looking statements may be identified by words such as estimates, anticipates, projects, plans, expects, intends, believes, should and similar expressions and by the context in which they are used. Such statements are based upon current expectations of the Company and speak only as of the date made. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which they are made.

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Exhibit 99.3

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FOR IMMEDIATE RELEASE

Camelot Entertainment Group, Inc. Annual Shareholder Meeting Scheduled for August 25, 2004

SAN MARCOS, CA., June 29, 2004 — Camelot Entertainment Group, Inc. (OTCBB: CMEG) announced today that it has scheduled its annual shareholder meeting for 10 a.m. on August 25, 2004 at the Hyatt Hotel in Incline Village, Nevada. Further details concerning the meeting will be included in the forthcoming shareholder information and proxy package.

For additional information and reservations, please contact:

Susan Sanchez
760-759-2320
susan@camelotfilms.com

About Camelot Entertainment Group, Inc.: By utilizing modern technology and combining the efficiencies realized by studios of the early 1900’s with the artistic focus and diversity of today's independent productions, Camelot Entertainment Group, Inc. (OTCBB: CMEG) plans to develop, produce, market and distribute original motion pictures; consistently producing films with the look, feel and artistic content of feature films for a fraction of the cost. Using this approach, the Company believes the risk-reward relationship facing the typical film project can be dramatically shifted. For general information about Camelot Entertainment Group, Inc., please visit the Company's web site at www.camelotfilms.com.

NOTES ABOUT FORWARD-LOOKING STATEMENTS

Except for any historical information contained herein, the matters discussed in this press release contain forward-looking statements that involve risks and uncertainties, including those described in the Company's Securities and Exchange Commission Reports and Filings.

Certain Statements contained in this release that are not historical facts constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbors created by that Act. Reliance should not be placed on forward looking statements because they involve unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward looking statements may be identified by words such as estimates, anticipates, projects, plans, expects, intends, believes, should and similar expressions and by the context in which they are used. Such statements are based upon current expectations of the Company and speak only as of the date made. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which they are made.

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Item 8. Change in Fiscal Year.

Not applicable.

Item 9. Regulation FD Disclosure.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Camelot Entertainment Group, Inc.
(Registrant)

/s/Robert P. Atwell
Robert P. Atwell, CEO

June 29, 2004

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